LEGG MASON TAX EXEMPT TRUST, INC.

         Supplement to the Prospectus dated May 1, 1996

Under the section entitled "Fund Expenses" on page 3 of the Prospectus, the Annual Fund Operating Expenses table is revised to read:

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees                 0.50%
12b-1 fees                      0.10%A
Other expenses                  0.16%B
Total operating expenses        0.76%B

A Effective January 10, 1997, the Fund will begin compensating Legg Mason for distribution costs and services at an annual rate equal to 0.10% of its average daily net assets. The fee shown reflects determination by Legg Mason to request payment of, and determination by the Board to pay, less than the full amount of the authorized 12b-1 fee. If the full amount of the fee were paid, 12b-1 fees would be 0.20% and total operating expenses would be 0.86%.
B The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to reduce custodian expenses. The Total operating expenses with this reduction were 0.75% of the Fund's average net assets, and Other expenses were 0.15%.

Under the section entitled "Fund Expenses" on page 3 of the Prospectus, the Example is revised to read:

            1 Year    3 Years   5 Years   10 Years
              $8        $24       $42       $94

Under the section entitled "The Fund's Distributor" on page 14 of the Prospectus, the first paragraph is revised to read:

  Legg Mason acts as distributor of the Fund's shares pursuant to an Underwriting Agreement with the Fund. Pursuant to the Fund's Distribution Plan, the Fund may pay a distribution fee for these distribution services not to exceed an annual rate of 0.20% of the Fund's average daily net assets. Effective January 10, 1997, the Fund will begin compensating Legg Mason for distribution costs and services at an annual rate equal to 0.10% of its average daily net assets.

  Activities for which payments may be made include, but are not limited to, compensation to persons, including Legg Mason investment executives, who engage in or support distribution of shares or who provide shareholder services, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead and telephone expenses.



                                               December 24, 1996

                 LEGG MASON TAX EXEMPT TRUST, INC.

Supplement to the Statement of Additional Information dated May 1, 1996


Under the section entitled "The Fund's Distributor" on page 20 of the Statement of Additional Information, the second paragraph is revised to read:

  The Fund has a Distribution and Shareholder Services Plan ("Plan"), which permits the Fund to pay Legg Mason a fee for distribution and shareholder services not to exceed an annual rate of 0.20% of the Fund's average daily net assets. Effective January 10, 1997, the Fund will begin compensating Legg Mason for these services at the rate of 0.10% of average daily net assets. Although the Plan permits higher payments, Legg Mason has agreed not to request an increase in the amount of payments for at least two years from January 10, 1997. Any such payments will be limited in accordance with the rules of the National Association of Securities Dealers, Inc. Legg Mason may also receive payments for shareholder services from the Adviser out of fees paid to the Adviser, its past profits or any other available source of funds.





                                                    December 24, 1996